Exhibit 10.48

CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Amendment #6
to ScanSource, Inc,
Distribution Agreement
This Amendment #6 to the Distribution Agreement dated June 4, 2007 (the “Agreement”) and modified in Amendment #1 dated March 17, 2008, Amendment #2 dated May 27, 2009, Amendment #3 dated May 6, 2013, Amendment #4 dated November 1, 2013 and Amendment #5 dated January 21, 2014 is made and entered into as of June 1, 2014 (“Effective Date”) by and between Aruba Networks, Inc., having its principal place of business at 1344 Crossman Avenue, Sunnyvale, CA 94089 (“Aruba”), and ScanSource, Inc., with an address at 6 Logue Court, Greenville, South Carolina 29615 (“ScanSource”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
WHEREAS, Aruba and ScanSource entered into a Distribution Agreement dated June 4, 2007; and
WHEREAS, Aruba and ScanSource now desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereby agree as follows:
A.    In Exhibit A of the Agreement, the Non-Standard Pricing (NSP) area within the Section entitled “PRODUCT & PRICE LIST” is hereby removed in its entirety and replaced with the following:
PRODUCT & SERVICES PRICING/DISCOUNTS

•	All Products: (Categories - MC, AP, IAP, MX, SW, HW, MR, MAS, CL, OT and ACC)

◦
Non-Standard Pricing (NSP) - For Product being sold to Resellers using non-standard pricing agreed to between Aruba and Reseller, unless otherwise negotiated between Aruba and Distributor, Aruba will offer Distributor a discount equivalent of list price above the non-standard pricing being offered to the Reseller such that Distributor will earn a [***] gross margin.

B.    This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
C.    Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives as of the Effective Date.
ARUBA NETWORKS, INC.        SCANSOURCE, INC.
By:     /s/ Ava Hahn        By: /s/ Ansley Hoke
Print Name: Ava Hahn        Print Name: Ansley Hoke
Title: General Counsel        Title: VP Merchandising ScanSource Catalyst
Date: June 2, 2014        Date: 5/30/14